UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 1, 2020

(Date of earliest event reported)

PEOPLES FINANCIAL SERVICES CORP.

(Exact name of registrant as specified in its charter)

001-36388

(Commission File Number)

PA	23-2391852
(State or other jurisdiction of incorporation)	(IRS Employer of Identification No.)

150 North Washington Avenue, Scranton, Pennsylvania 18503-1848

(Address of principal executive offices)	(Zip Code)

(570) 346-7741

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $2.00 par value	PFIS	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 1, 2020, Peoples Financial Services Corp. (the “Company”) completed a private placement of $33,000,000 aggregate principal amount of 5.375% Fixed-to-Floating Rate Subordinated Notes due 2030 (the “Notes”). The Notes are intended to qualify as Tier 2 capital for regulatory purposes.

The offering of the Notes was consummated pursuant to the terms of a Subordinated Note Purchase Agreement (the “Purchase Agreement”), dated June 1, 2020, among the Company, as issuer, and certain institutional accredited investors, as the initial purchasers of the Notes. The Purchase Agreement includes customary representations, warranties, and covenants. The representations, warranties, and covenants contained in the Purchase Agreement were made only for purposes of the Purchase Agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement, and are not representations of factual information to investors about the Company or its subsidiaries.

From and including the date of issuance, to but excluding June 1, 2025, or earlier redemption date, the Notes will bear interest at a fixed annual rate of 5.375%, payable semi-annually in arrears on June 1 and December 1 of each year, commencing on December 1, 2020. Thereafter, from and including June 1, 2025, to but excluding the maturity date, June 1, 2030, or earlier redemption date, the Notes will bear interest at a floating annual rate equal to a benchmark rate, initially three-month LIBOR, plus 450 basis points, payable quarterly in arrears on March 1, June 1, September 1, and December 1 of each year, commencing on September 1, 2025. Notwithstanding the foregoing, if the benchmark rate is less than 25 basis points, then the benchmark rate shall be deemed to be 25 basis points.

The Notes will be unsecured, subordinated obligations of the Company and: (i) will rank junior in right of payment and upon the Company’s liquidation to any of the Company’s existing and all future senior indebtedness, as more particularly defined in the Notes; (ii) will rank equal in right of payment and upon the Company’s liquidation with any of the Company’s existing and all of its future indebtedness the terms of which provide that such indebtedness ranks equally with the Notes; (iii) will rank senior in right of payment and upon the Company’s liquidation to any of its future indebtedness the terms of which provide that such indebtedness ranks junior in right of payment to note indebtedness such as the Notes; and (iv) will be effectively subordinated to the Company’s future secured indebtedness to the extent of the value of the collateral securing such indebtedness, and structurally subordinated to the existing and future indebtedness and liabilities of the Company’s subsidiaries, including without limitation depositors of Peoples Security Bank and Trust Company, liabilities to general creditors, and liabilities arising in the ordinary course of business or otherwise.

The Company may, at its option, beginning June 1, 2025, redeem the Notes, in whole or in part, from time to time, subject to obtaining the prior approval of the Board of Governors of the Federal Reserve System (the “Federal Reserve”) to the extent such approval is then required under the rules of the Federal Reserve, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest to but excluding the redemption date. The Company may redeem the Notes at any time, including prior to June 1, 2025, in whole, but not in part, subject to obtaining the prior approval of the Federal Reserve to the extent such approval is then required under the rules of the Federal Reserve, if: (i) an amendment or change (including any announced prospective amendment or change) in law occurs that could prevent the Company from deducting interest payable on the Notes for U.S. federal income tax purposes; (ii) a subsequent event occurs that could preclude the Notes from being recognized as Tier 2 capital for regulatory purposes; or (iii) the Company is required to register as an investment company under the Investment Company Act of 1940, as amended, in each case, at a redemption price equal to 100% of the principal amount of the Notes plus any accrued and unpaid interest to but excluding the redemption date. The Notes will not have the benefit of any sinking fund.

There is no right of acceleration of maturity of the Notes in the case of default in the payment of principal of or interest on the Notes or in the performance of any other obligation of the Company under the Notes. The holders of the Notes may accelerate payment of indebtedness only upon certain events of bankruptcy or insolvency involving the Company or any depository institution subsidiary of the Company.

The foregoing descriptions of the Purchase Agreement and the Notes are each qualified in their entirety by reference to the full text of the Purchase Agreement and the form of Note, respectively, copies of which are attached hereto as Exhibit 10.1 and Exhibit 4.1, respectively, and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits

The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
4.1	Form of 5.375% Fixed-to-Floating Subordinated Notes due 2030 (Incorporated by reference to Exhibit A of Exhibit 10.1 to this Current Report on Form 8-K)
10.1	Subordinated Note Purchase Agreement dated June 1, 2020, by and among Peoples Financial Services Corp. and the initial purchasers of the Notes

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES FINANCIAL SERVICES CORP.

	By:	/s/ Craig W. Best
Craig W. Best
Chief Executive Officer
(Principal Executive Officer)
Date: June 2, 2020

Exhibit Index

Exhibit No.	Description
4.1	Form of 5.375% Fixed-to-Floating Subordinated Notes due 2030 (Incorporated by reference to Exhibit A of Exhibit 10.1 to this Current Report on Form 8-K)
10.1	Subordinated Note Purchase Agreement dated June 1, 2020, by and among Peoples Financial Services Corp. and the initial purchasers of the Notes